UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2016

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2016, Mr. Michael E. Sweeney joined the Company and was appointed as the Company’s Vice President and Chief Accounting Officer.  Mr. Sweeney, age 50, reports to Mr. Jorge A. Celaya, the Company’s Executive Vice President and Chief Financial Officer.

As Chief Accounting Officer, Mr. Sweeney will lead the Company’s accounting and financial reporting team.  The Company looks forward to leveraging Mr. Sweeney’s more than 25 years of accounting experience.  Prior to joining the Company, from 2003 to the present, Mr. Sweeney held multiple senior level finance positions with Computer Sciences Corporation, a multi-billion dollar, global technology provider.  His roles included Finance Transformation Project Global Process Owner for Accounting; Controller North American Public Sector; Interim Corporate Controller and Principal Accounting Officer; Chief Accounting Officer for Technical Accounting; Assistant Corporate Controller; and Corporate Director Finance.  Prior to joining CSC, Mr. Sweeney worked for DynCorp, Growth Stock Outlook and Price Waterhouse.  Mr. Sweeney holds professional certifications as a certified public accountant, a chartered financial analyst and a chartered global management accountant.  He also holds an MBA from George Mason University and a BBA from the University of Notre Dame.

Mr. Sweeney’s base salary is $250,000 and his target bonus percentage is 50% of his base salary.  Mr. Sweeney will be eligible for a prorated annual incentive bonus for fiscal year 2016.  In connection with his appointment, Mr. Sweeney will receive a $15,000 signing bonus and, subject to approval by the Board of Directors, a grant of 14,000 shares of restricted stock (the “Initial Equity Grant”).  One quarter of the Initial Equity Grant will vest on April 1, 2017 and, thereafter, one quarter of the Initial Equity Grant will vest on April 1 of each year for three years.  In subsequent years, Mr. Sweeney will be eligible to receive additional long-term incentive compensation each year as approved by the Company’s Board of Directors.

There are no family relationships between Mr. Sweeney and any other director or executive officer of the Company.  The Company had no transactions, and has no transaction proposed, in which Mr. Sweeney, or any member of his immediate family, has a direct or indirect material interest.

Item 7.01.  Regulation FD Disclosure.

The press release announcing Mr. Sweeney’s appointment is attached hereto as Exhibit 99.1.

This exhibit is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of  Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated February 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 22, 2016	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 22, 2016